FLORIDA COMMUNITY BANKS, INC.

                                   2006 ANNUAL
                              SHAREHOLDERS' MEETING

                    "Rooted in History...Growing the Future."

                              WELCOME TO THE 2006
                         ANNUAL MEETING OF SHAREHOLDERS
                          Florida Community Banks, Inc.

                    "Rooted in History...Growing the Future."

                                GROWTH HIGHLIGHTS

o ASSETS GREW 37% FROM $661 MILLION AT END OF 2004 TO $907 MILLION AT THE END OF 2005

o ASSETS REACHED $993 MILLION AT MARCH 31, 2006 AN ANNUALIZED GROWTH RATE OF 38%

o LOANS AND DEPOSITS CONTINUE TO GROW AT RECORD LEVELS



                               GROWTH HIGHLIGHTS

o LOANS AT YEAR END 2004 WERE $552 MILLION AND GREW TO $791 MILLION BY YEAR END 2005, REACHING $867 MILLION BY MARCH 31, 2006

o ON APRIL 4TH, WE REACHED $1 BILLION DOLLARS IN TOTAL ASSETS



                                   PERFORMANCE

o RECORD EARNINGS?$18.2 MILLION ($29.6 MILLION BEFORE TAX) A 49% INCREASE FROM $12.2 MILLION IN 2004

o ONE OF THE BEST PERFORMING BANKS IN FLORIDA



                                   PERFORMANCE

o RETURN ON AVERAGE ASSETS WAS 2.30% IN 2005 AND 2.22% IN FIRST QUARTER 2006

o RETURN ON AVERAGE EQUITY WAS 29.25% IN 2005 AND 28.66% IN FIRST QUARTER 2006

o 28% EFFICIENCY RATIO


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                             PLANNING FOR THE FUTURE

o PLANNED EXPANSION
-        NORTH PORT
-        SR 80, VALENCIA
-        AVE MARIA
-        COCONUT POINTE
-        NAPLES BLVD



                             PLANNING FOR THE FUTURE

o CONTINUE STRUCTURING MANAGEMENT FOR $1 BILLION IN SIZE AND BEYOND
-        BOB MAYS
-        PAUL WHORTON
-        AVE MARIA
-        INTERNET BANKING PRODUCT






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                         ONLINE BANKING ACTIVITY AT FCB

o 1506 Online Banking Accounts

o 204 Bill Pay Accounts

o 16 Cash Management Accounts? Allow businesses to:
-        Send Wires
-        ACH Transactions
-        Multi-level User Control


o Most Common Usage for Basic Online Banking:
-        Funds Transfer
-        Balance Reconciliation
-        Bill Pay



                             HISTORICAL PERSPECTIVE

o GROWTH INDICATORS

o QUALITY INDICATORS

o PERFORMANCE INDICATORS


                                GROWTH INDICATORS
                          LOANS IN THOUSANDS OF DOLLARS


                             (graphic image omitted)

                                                                                                           March
                  1998       1999       2000       2001       2002       2003       2004        2005       2006
---------------------------------------------------------------------------------------------------------------

LOANS           $152,848   $181,764   $227,155   $318,666   $416,414   $437,593   $552,509    $791,609   $854,782



                                GROWTH INDICATORS
                        DEPOSITS IN THOUSANDS OF DOLLARS

                               (graphic image omitted)

                                                                                                           March
                  1998       1999       2000       2001       2002       2003       2004        2005       2006
---------------------------------------------------------------------------------------------------------------

DEPOSITS        $193,822   $204,018   $249,059   $317,861   $423,935   $423,284   $520,585    $737,256    $839,806





                                GROWTH INDICATORS
                      TOTAL ASSETS IN THOUSANDS OF DOLLARS

                               (graphic image omitted))

                                                                                                           March
                  1998       1999       2000       2001       2002       2003       2004        2005       2006
---------------------------------------------------------------------------------------------------------------

ASSETS          $216,234   $238,360   $296,452   $388,061   $521,758   $525,508   $660,864    $907,082    993,167



                                GROWTH INDICATORS
                         CAPITAL IN THOUSANDS OF DOLLARS

                               (graphic image omitted)

                                                                                                           March
                  1998       1999       2000       2001       2002       2003       2004        2005       2006
---------------------------------------------------------------------------------------------------------------

CAPITAL          $20,942    $22,873    $25,970    $29,139    $34,464    $42,086    $52,928     $70,076    74,828



                                GROWTH INDICATORS
                  TOTAL INTEREST INCOME IN THOUSANDS OF DOLLARS
                             (MARCH 2006 ANNUALIZED)

                               ((graphic image omitted))

                                                                                                           March
                  1998       1999       2000       2001       2002       2003       2004        2005       2006
---------------------------------------------------------------------------------------------------------------

East             $16,463    $18,160    $24,991    $27,903    $31,266    $33,520    $39,584     $57,858    $76,714



                                GROWTH INDICATORS
                 TOTAL INTEREST EXPENSE IN THOUSANDS OF DOLLARS
                             (MARCH 2006 ANNUALIZED)

                            (graphic image omitted)

                                                                                                           March
                  1998       1999       2000       2001       2002       2003       2004        2005       2006
---------------------------------------------------------------------------------------------------------------

East             $6,117     $6,231     $10,276    $12,018    $11,787    $10,081    $9,200     $17,385     $28,280


                                GROWTH INDICATORS
                   NET INTEREST INCOME IN THOUSANDS OF DOLLARS
                             (MARCH 2006 ANNUALIZED)

                            (graphic image omitted)

                                                                                                           March
                  1998       1999       2000       2001       2002       2003       2004        2005       2006
---------------------------------------------------------------------------------------------------------------

East             $10,346    $11,929    $14,715    $15,885    $19,479    $23,439    $30,384    $40,473     $48,433






                               QUALITY INDICATORS
                  NON-PERFORMING ASSETS IN THOUSANDS OF DOLLARS

                            (graphic image omitted)

                                                                                                           March
                  1998       1999       2000       2001       2002       2003       2004        2005       2006
---------------------------------------------------------------------------------------------------------------

East             $4,219     $3,076     $1,548     $2,367     $7,698     $22,269    $10,012     $3,137     11,493



                               QUALITY INDICATORS
           ALLOWANCE FOR POSSIBLE LOAN LOSSES IN THOUSANDS OF DOLLARS

                            (graphic image omitted)

                                                                                                           March
                  1998       1999       2000       2001       2002       2003       2004        2005       2006
---------------------------------------------------------------------------------------------------------------

East             $1,750     $2,261     $3,267     $3,803     $6,319     $8,067     $9,791     $11,523     $12,479



                               QUALITY INDICATORS
                     NET CHARGE-OFFS IN THOUSANDS OF DOLLARS

                            (graphic image omitted)

                                                                                                           March
                  1998       1999       2000       2001       2002       2003       2004        2005       2006
---------------------------------------------------------------------------------------------------------------

East             $1,215      $299        $(6)      $184        $(6)      $(48)      $247        $30         $24



                             PERFORMANCE INDICATORS
                       NET INCOME IN THOUSANDS OF DOLLARS
                             (MARCH 2006 ANNUALIZED)

                            (graphic image omitted)

                                                                                                           March
                  1998       1999       2000       2001       2002       2003       2004        2005       2006
---------------------------------------------------------------------------------------------------------------

CAPITAL          $2,514     $3,656     $5,085     $5,346     $6,418     $8,397     $12,242     $18,218    $21,064



                             PERFORMANCE INDICATORS
                                EFFICIENCY RATIO

                            (graphic image omitted)

                                                                                                           March
                  1998       1999       2000       2001       2002       2003       2004        2005       2006
---------------------------------------------------------------------------------------------------------------

East             57.17%     51.01%     45.70%     46.78%     41.38%     41.96%     35.87%      29.10%     26.80%
                                       0.6357     0.5974     0.5839     0.5988     0.5978      0.5857


                             PERFORMANCE INDICATORS
                            RETURN ON AVERAGE ASSETS
                             (MARCH 2006 ANNUALIZED)

                            (graphic image omitted)

                                                                                                           March
                  1998       1999       2000       2001       2002       2003       2004        2005       2006
---------------------------------------------------------------------------------------------------------------

East              1.31%      1.73%      1.93%      1.65%      1.44%      1.63%      2.08%       2.30%      2.22%
                                       0.0114     0.0119     0.0127     0.0123     0.0121      0.0127



                             PERFORMANCE INDICATORS
                            RETURN ON AVERAGE EQUITY
                             (MARCH 2006 ANNUALIZED)

                            (graphic image omitted)

                                                                                                           March
                  1998       1999       2000       2001       2002       2003       2004        2005       2006
---------------------------------------------------------------------------------------------------------------

East             12.15%     16.52%     20.57%     19.09%     20.04%     21.60%     25.31%      29.25%     28.66%
                                       0.1308     0.1323     0.1404      0.135     0.1322      0.1387



                             PERFORMANCE INDICATORS
                       EARNINGS PER SHARE (SPLIT-ADJUSTED)
                             (MARCH 2006 ANNUALIZED)

                            (graphic image omitted)

                                                                                                           March
                  1998       1999       2000       2001       2002       2003       2004        2005       2006
---------------------------------------------------------------------------------------------------------------

CAPITAL          $0.59      $0.82      $0.94      $0.99      $1.18      $1.54      $2.23       $3.29       $3.77



                             PERFORMANCE INDICATORS
                   STOCK PRICE AT PERIOD-END (SPLIT-ADJUSTED)

                             (graphic image omitted)

                                                                                                           March
                  1998       1999       2000       2001       2002       2003       2004        2005       2006
---------------------------------------------------------------------------------------------------------------

CAPITAL          $10.41     $11.25     $12.78     $14.18     $16.67     $20.63     $21.46      $28.50     $30.00

                                 SUMMARY OF 2005

o RECORD EARNINGS?$18.2 MILLION

o HIGHEST ROE IN PAST 5 YEARS?29.3%

o 10% INCREASE IN ROA OVER 2004?2.30%

o ASSETS AND LOANS HAVE MORE THAN DOUBLED IN THE LAST FOUR YEARS




                  WHAT DOES ALL THIS MEAN TO THE SHAREHOLDERS?

JANUARY 1, 1990?

   1,000 SHARES =    $62,000
                     =======

DECEMBER 31, 2005?

   15,489 SHARES =  $441,437
    + dividends of    68,181
                    --------
                    $503,618
                    ========

SIMPLE ANNUAL RATE OF RETURN 45%